                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 10, 2000

                              PHOTON DYNAMICS, INC.
             (Exact name of registrant as specified in its charter)

        CALIFORNIA               3559                       94-3007502
 (State of incorporation) (Commission File No.) (IRS Employer Identification
                                                               No.)

            6325 San Ignacio Avenue, San Jose, California 95119-1202
             (Address of principal executive offices of Registrant)


                                 (408) 226-9900
              (Registrant's telephone number, including area code)

ITEM 5. PHOTON DYNAMICS REPORTS FINANCIAL RESULTS FOR QUARTER ENDED DECEMBER 31, 1999

On January 10, 2000, Photon Dynamics, Inc. reported financial results for the first fiscal quarter ended December 31, 1999. The results of prior periods have been restated to include the financial statements of CR Technology, Inc., which was acquired on November 30, 1999 in a transaction which was accounted for as a pooling of interests.

For the first quarter of fiscal 2000, revenues rose 160% to 16.9 million compared with $6.5 million, as restated, for the first quarter of fiscal
1999. Net income for the quarter was $2.4 million, or $0.22 per diluted share, excluding non-recurring acquisition costs, compared to a net loss of $1.5 million, or ($0.16) per share, as restated, for the same period a year ago. Including the effect of non-recurring acquisition costs, net income for the first quarter of fiscal 2000 was $1.5 million, or $0.14 per diluted share.

As of December 31, 1999, the Company's balance sheet included $11.0 million in cash, $22.2 million in working capital and $24.7 million in shareholders' equity.

For the first quarter of fiscal 2000, bookings were $24.7 million. Backlog was $30.0 million as at December 31, 1999. Although the Company's gross margins fluctuate on a quarterly basis due to production volume and product mix, the company achieved a gross margin of 45% in the first quarter of fiscal 2000, compared with 35% for the same period in fiscal 1999.

Due to possible customer changes in delivery schedules, cancellations of orders and other factors, our bookings and backlog are not necessarily indicative of actual sales for any succeeding period.

To the extent that any of the statements contained herein are forward-looking, such statements are based on current expectations that involve a number of uncertainties and risks. Such uncertainties and risks include, but are not limited to, growth in the FPD market, market acceptance of our products, the development of new products, the enhancement of existing products, manufacturing delays, dependence on principal customers, competitive pricing pressures, product volume and mix, global economic conditions, and particularly economic conditions in Asia, our dependence on international operations, the availability of key components, the timing of orders received, fluctuations in foreign exchange rates, and the introduction of competing products having technological and/or pricing advantages. As a result, the Company's operating results may fluctuate, especially when measured on a quarterly basis. Actual results may differ materially from such expectations.

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                 Condensed Consolidated Statements of Operations

                    (In thousands, except per share amounts)

                                   (Unaudited)

                                                                  Three Months Ended December 31,
                                                                    1999                  1998
                                                             -----------------      ------------------

Revenue                                                          $      16,871         $       6,504

Cost of revenue                                                          9,283                 4,249
                                                              -----------------     ------------------

Gross margin                                                             7,588                 2,255

Operating expenses:
   Research and development                                              2,174                 1,309
   Selling, general and administrative                                   2,718                 2,471
   Non-recurring acquisition expenses                                      860                     -
                                                              -----------------     ------------------
Total operating expenses                                                 5,752                 3,780
                                                              -----------------     ------------------
Operating income (loss)                                                  1,836                (1,525)

Interest income                                                            116                    81
Interest expense and other                                                 (40)                  (90)
                                                              -----------------     ------------------
Income (loss) before provision for income taxes                          1,912                (1,534)

Provision for income taxes                                                 390                   (46)

                                                              -----------------     ------------------
Net income (loss)                                                $       1,522         $      (1,488)
                                                              =================     ==================


Basic net income (loss) per share                                $        0.16         $        (.16)
                                                              =================     ==================
Diluted net income (loss) per share                              $        0.14         $        (.16)
                                                              =================     ==================
Shares used in computing basic net income (loss) per share               9,657                 9,067
                                                              =================     ==================
Shares used in computing diluted net income (loss) per share            10,709                 9,067
                                                              =================     ==================


                      Condensed Consolidated Balance Sheet

                                 (In thousands)

                                                                       December 31, 1999
                                                                       ------------------
                                                                          (unaudited)
                                 Assets
Current assets:
   Cash, cash equivalents and short-term  investments                    $     10,988
   Accounts receivable, net                                                    13,759
   Inventories                                                                  6,762
   Prepaid expenses and other current assets                                      360
                                                                     ------------------
   Total current assets                                                        31,869

Property, equipment, and leasehold improvements, net                            1,830

Other assets                                                                      728
                                                                     ------------------
Total assets                                                             $     34,427
                                                                     ==================

                  Liabilities and shareholders' equity

Current liabilities:
   Accounts payable                                                      $      2,875
   Accrued expenses and other liabilities                                       5,750
   Customer deposits and deferred revenue                                         393
   Income taxes  payable                                                          690
                                                                     ------------------
Total current liabilities                                                       9,708

Long-term debt                                                                     -

Shareholders' equity:
   Common stock                                                                46,064
   Accumulated deficit                                                        (21,407)
   Foreign currency translation adjustment and other                               62
                                                                     ------------------
   Total shareholders' equity                                                  24,719
                                                                     ------------------
   Total liabilities and shareholders' equity                            $     34,427
                                                                     ==================


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHOTON DYNAMICS, INC.

Dated: January 10, 2000                By: /s/ RICHARD DISSLY
       ----------------                ----------------------
                                       Richard Dissly, Chief Financial Officer